Credit Suisse Financial Services Forum February 8, 2012 Exhibit 99.1

CNO Financial Group 2

CNO Financial Group 3 Forward-Looking Statements Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our fixed annuity and life insurance businesses, and sales of, and demand for, our products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect the value of our investments as well as our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iv) our ability to make changes to certain non- guaranteed elements of our life insurance products; (v) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (ix) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (x) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (xi) changes in accounting principles and the interpretation thereof (including changes in principles related to accounting for deferred acquisition costs); (xii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xiv) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvi) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xvii) our ability to maintain effective controls over financial reporting; (xviii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xix) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xx) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xxi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products or affect the value of our deferred tax assets. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward- looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group 4 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; earnings before net realized investment gains (losses) and corporate interest and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group 5 CNO Fundamentals Well positioned in the market Track record of strong execution Building core value drivers Strong risk management Well capitalized and generating significant excess capital

CNO Financial Group 6 • Fixed and Fixed-Index Life and Annuity Products • Long-Term Care • Medicare Supplement • Whole and Universal life products • Final expense • Supplemental Health CNO can access consumers across multiple channels • With an Agent (Retail) • Bankers • Washington National • PMA (CNO-owned) • Independents • Without an Agent (Direct) • Colonial Penn • At Work (Worksite Marketing) • PMA Worksite Division • Washington National - Independents • Rising medical costs • Decline of societal safety nets (government and employer) • Increased longevity • Greater awareness of need for retirement planning CNO has expertise across important middle-market products Strong trends are driving middle-market consumers CNO: The right products and the right channels for today’s middle-market consumer

Few competitors in our target space

Relative company size based on total admitted assets as of 12/31/10


More Affluent
Less Affluent
Customers
Protection Product
Products
Asset Accumulation
Mass Mutual
LNC
PNX
NM
SFG
MET
ManuLife
HIG
KCLI
GAFRI
AIG
DFG
PRU
Guardian
NYL
PFG
PL
SYA
UNM
GNW
Mut. Of Omaha
AEL
Aviva USA
PLFE
WNIC
BLC
AFL
CNO
Gerber Life
TMK
PRI
CPL

CNO Financial Group

7

CNO Financial Group 8 CNO – Track Record of Strong Execution Q4 2008 Separation of Closed Block LTC business Q4 2006 VNB introduced 2007/2008 CIG sales & marketing rightsizing - $6 million annual expense reduction 2008 Excess Chicago space vacated - $5 million annual expense save Q4 2007 Recapture of Colonial Penn Life Block Q3 2007 Sale of $3 billion annuity block Q3 2007 Completed consolidation of shared services in Carmel, Sale of excess space in Carmel Q1 2009 Renegotiated credit facility to loosen covenants Q1 2007 Expanded Annual Incentive Plan participation; increased weight on shareholder value Q3 2009 Reinsurance of CIG Life policies to Wilton Re Q4 2010 Refinanced $650 million of debt Q4 2009 Reinsurance of Bankers Life policies to Wilton Re Q4 2009 Refinanced convertible debentures putable in Sept 2010; issued new equity; paid down Sr. Credit Facility Q4 2009 Renegotiated Senior Credit Facility to loosen covenants Q4 2009 Achieved RBC in excess of 300% Q1 2011 Pre-paid $50 million on Senior Credit Facility Q2 2011 Amended Senior Credit Facility to allow for more flexibility & reduced rate 125bps Q2 2011 Began buying back stock under $100 million share repurchase plan (and making commensurate prepayments on the Senior Credit Facility) Q3 2011 Emergence from 3 year cumulative loss

CNO Financial Group 9 $11,478.0 $12,106.9 $12,836.9 $2,894.9 $2,676.8 $2,635.6 $698.0 $703.8 $693.6 2009 2010 3Q2011 Bankers Life Washington National Colonial Penn OCB Growth in the CNO Franchise ($ millions) $16,176.3 Average liabilities on actively marketed business segments are increasing, while OCB is shrinking $5,799.2 $5,511.5 $5,255.9 $15,066.5 $15,481.7

CNO Financial Group 10 Pre/After Tax GAAP Operating Income ($ millions) $164.6 $181.9 $207.6 $87.7 $99.7 $117.7 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2009 2010 LTM as of 9/30/2011 Net Operating Income Tax Expense on Operating Income $252.3 $325.3 $281.6

CNO Financial Group 11 Product Level Risk Management Diversified product mix focused on protection needs  Emphasize products with attractive return characteristics  Actively managed inforce block  Long-Term Care – Durations matched through ALM • Shorter liability durations than the industry – New products have little exposure to higher risk policy benefits • Home Health Care • Short -Term Care - No group business Retirement Security Medicare Annuities Supplemental Health Long-Term Care Life Insurance

CNO Financial Group 12 $129.2 $139.8 $128.2 $142.6 $20.0 $35.0 $166.0 $180.4 $87.0 $234.5 $113.3 $168.3 $129.2 $139.8 $128.2 $142.6 $20.0 $35.0 $166.0 $180.4 $323.0 $294.2 $174.8 $149.2 Statutory Earnings Power Inflows to Holding Co Statutory Earnings Power Inflows to Holding Co Statutory Earnings Power Inflows to Holding Co Statutory Earnings Power Inflows to Holding Co Fees and Interest to Holding Company Dividends to Holding Company Pre-Tax Stat Operating Income Retained in Insurance Companies ($ millions) 2008 2009 2010 LTM as of 9/30/2011 Statutory Earnings Power and Cash Generation

CNO Financial Group 13 3Q11 359% 2Q11 351% 1Q11 341% 4Q10 332% 3Q10 320% 3Q10 $190.1 4Q10 $161.1 1Q11 $169.0 2Q11 $234.0 3Q11 $168.9 Excess Capital Consolidated RBC Ratio Liquidity ($ millions) Approximately $41 million in excess of management target $68.9 million in excess of management target 350%* Management Target = $100 Approximately $110 million total excess capital as of 9/30/11 Management Target = 300% * During 3Q11, management increased the RBC target from 300% to 350%

CNO Financial Group 14 Excess Capital Utilization Opportunities  Share Buybacks  Debt Prepayments  Investing in Business for Additional Growth – Growth and expansion of distribution channels – Recapture reinsurance blocks Holding Company Investment Portfolio – Utilize non-life operating loss carryforward

CNO Financial Group 15 CNO Value Proposition Competitive Advantage  Exclusive, growing distribution  Target market focus, with growth as Baby Boomers turn 65  Sustainable with barriers to entry Products  Diversified product suite focused on protection needs  Actively managed inforce block  Focus on products with attractive returns and less impacted by capital markets volatility Credit Profile  $168.9 million in capital at the Holding Company, compared to $59.0 million at 12/31/2008  RBC of 359% versus 255% at 12/31/2008  Debt to capital at 18.0%, down from 28.2% at 12/31/2008 Core Value Drivers Well Positioned in Market Well Capitalized Risk Management Profitability  3Q2011 marks the eleventh consecutive quarter of GAAP net income  GAAP net operating earnings of $155.9 million for the first nine months of 2011, up 20% over the first nine months of 2010  Growth in actively marketed segments Growth  Above average growth potential; expected sales growth of 8-12% annually – Percentage of the population 65 years old and older projected to increase by 50% in twenty years – On average, over 10,000 Americans will turn 65 each day through 2030  Broad product suite tailored to CNO’s target market Capital Generation  Statutory net operating earnings of $245.6 million for the first nine months of 2011, up 45% over the first nine months of 2010  Excess capital generation of $75-$200 million annually

Questions and Answers

Appendix

CNO Financial Group 18 CNO December 31, 2008 September 30, 2011 Higher Holding Company Capital Stronger Insurance Company Capital Improved Debt Maturity Profile  Capital at the Holding Company - $59.0  RBC - 255%  Statutory surplus of $1,366.5  Capital at the Holding Company - $168.9 (target = $100)  RBC - 359% (target = 350%)  Statutory surplus of $1,696.3  Outstanding – $1,330  Due within 3 years - $451  Due within 5 years - $1,330  Outstanding – $887  Due within 3 years - $181  Due within 5 years - $319 Other  Potential Going Concern  Material Control Weakness  Debt to Capital - 18.0% Reduced Leverage  Debt to Capital - 28.2% Unrealized Gain Position  Net unrealized losses of $3,015.9 ($ in millions)  Net unrealized gains of $1,651.1 - Debt Ratings  AM Best ICR: b+  S&P Counterparty Credit: B+  Moody’s Secured/Unsecured: B2/B3  Fitch Secured/Unsecured: BB+/BB-  AM Best ICR: bb-  S&P Counterparty Credit: B+  Moody’s Secured/Unsecured: B1/B2  Fitch: Secured/Unsecured: BB/B Credit Profile: Then and Now

CNO Financial Group 19 $149.2 $174.8 $294.2 $323.0 $141.5$139.1 $207.0 $92.6 2008 2009 2010 LTM as of 9/30 Corporate Liquidity Trend Recurring Sources and Uses Including Dividends and Scheduled Debt Payments ($ in millions) Recurring Sources Dividends Recurring Uses* Scheduled Debt Payments Made** $129.2 $8.7 $83.9 $139.8 $86.5 $120.5 $128.2 $114.1 $142.6 $94.0 $35.0 $166.0 $180.4 * Includes corporate expenses and interest payments ** Excludes impact of capital transactions $20.0 $25.0 $47.5

CNO Financial Group 20 Valuation Allowance $558.0 Valuation Allowance $353.1 Net $614.8 Net $311.5 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 Life Non- Life Capital Valuation Allow ance for Loss Carryforw ards Net Loss Carryforw ards in Deferred Tax Asset Gross $614.8 Gross $353.1 Gross $869.5 GAAP Balances for Deferred Tax Asset as of 9/30/11: Loss Carryforwards – Gross1 vs. Net2 ($ millions) 1 Gross loss carryforward equals the total life, non-life, and capital loss carryforwards multiplied by a 35% tax rate plus state operating loss carryforwards 2 Net loss carryforward equals the gross loss carryforward net of the allowance 3 Totals also include amounts related to state carryforwards and other items not reflected in the bar chart Totals Gross Loss Carryforwards3 Net Loss Carryforwards Valuation Allowance3 Valuation Allowance Analysis: Released $143.0 of the valuation allowance due largely to emergence from 3 year cumulative loss. $1,855.1 (938.4) $916.7 $143 decrease in Allowance in 3Q

CNO Financial Group 21 Estimated Consolidated Impact of ASU 2010-26 DAC Accounting Change September 30, 2011 Pro Forma Aggregate Per Diluted Share Annual Net Income Reduction of $29 million to $34 million 9¢ to 12¢ Book Value excluding AOCI Reduction of $465 million to $510 million (10% - 12%) $1.50 to $1.70 Operating ROE Not significant NA

CNO Financial Group 22 Holding Company Investments at 9/30/11 ($ millions) Alternatives & Equities (Balance) Fixed Income (net) $75 Cash & Money Market $25 3Q11 Cash and Money Market $54.9 Fixed Income (net) 66.0 Equities 16.1 Alternatives 31.9 TOTAL $168.9 Long Term Target Allocation Current Investments

CNO Financial Group 23 Bankers Long Term Care Insurance  Sold through exclusive distribution – Aides in acceptance of rate increases – Decreases risk of anti-selection  No group business which has limited to no underwriting  Extended asset durations at the beginning of 2010 – Minimizes risk of reinvesting at sustained low interest rates  Liability durations, while long, can be matched with investments due to target market (~65)  Solid underwriting guidelines and underwriting tools (e.g. cognitive testing) – Benefited by target market (underwriting at ~65 vs. the “at work” population)  Diligent claims management  New products have little exposure to some higher risk policy benefits (e.g. “0” day elimination, lifetime benefits, high compound inflation protection, etc…)  Almost 50% of new sales are short term care policies with different risk profile than LTC  New business priced for double digit returns  Successful in obtaining approval for rate increases where actuarially justified and necessary since 2006  Over the last several quarters, the interest-adjusted benefit ratio has been 66% - 75%

Certain Non-GAAP Financial Measures

CNO Financial Group 25 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of our website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before loss on extinguishment or modification of debt, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group 26 Information Related to Certain Non-GAAP Financial Measures A reconciliation of earnings before net realized investment gains (losses), fair value changes in embedded derivatives, corporate interest, loss on extinguishment or modification of debt and taxes (“EBIT”) to net income is as follows (dollars in millions): Nine Months Ended Sept 30, 2011 Nine Months Ended Sept 30, 2010 Year Ended December 31, 2010 Year Ended December 31, 2009 Bankers Life 240.0$ 212.7$ 284.1$ 278.0$ Washington National 70.0 75.9 104.6 110.9 Colonial Penn 21.1 20.7 26.5 29.4 Other CNO Business 13.9 (17.5) (11.5) (43.6) EBIT from business segments 345.0 291.8 403.7 374.7 Corporate operations, excluding interest expense (39.3) (29.1) (42.8) (37.7) Total EBIT 305.7 262.7 360.9 337.0 Corporate interest expense (58.6) (59.3) (79.3) (84.7) 247.1 203.4 281.6 252.3 Tax expense on period income 91.2 73.2 99.7 87.7 Net perating income 155.9 130.2 181.9 164.6 Net realized investment gains (losses) 21.9 (12.0) 12.1 (41.5) Fair value changes in embedded derivative liabilities (9.4) - - - Loss on extinguishment or modification of debt, net of income taxes (2.0) (1.8) (4.4) (14.4) Net income before valuation allowance for deferred tax assets 166.4 116.4 189.6 108.7 (Increase) decrease in valuation allowance for deferred tax assets 143.0 - 95.0 (23.0) Net income 309.4$ 116.4$ 284.6$ 85.7$ Income before net realized investment gains (losses), fair value changes in embedded derivative liabilities and taxes

CNO Financial Group 27 Information Related to Certain Non-GAAP Financial Measures A reconciliation of the debt to capital ratio to debt to capital, as defined in our Senior Secured Agreement is as follows (dollars in millions) 3Q11 Corporate notes payable 871.2$ Total shareholders' equity 4,948.8 Total capital 5,820.0 Corporate debt to capital 15.0% Corporate notes payable 871.2$ Add unamortized discount on debt 16.1 Par value of notes payable 887.3 Interest payable and other items 68.3 Debt as adjusted 955.6 Total shareholders' equity 4,948.8 Less accumulated other comprehensive income (597.3) Total capital 5,307.1$ Debt to total capital ratio, as defined in our Senior Secured Credit Agreement (a non-GAAP financial 18.0% measure) Debt to capital ratio, excluding accumulated other comprehensive income (loss) This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive (income) loss has been excluded from the value of capital used to determine this measure. In addition, debt is defined as par value plus accrued interest and certain other items. Management believes this non-GAAP financial measure is useful as the level of such ratio impacts certain provisions in our Senior Secured Credit Agreement.